UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. -    )

Filed by the registrant ☒                                 Filed by a party other than the registrant ☐.

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☒	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.

TETRA TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No Fee required.
☐	Fee paid previously with preliminary materials.
☐	Check Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MMMMMMMMMMMM     +     C  1234567890    000004    MMMMMMM  ENDORSEMENT_LINE______________  SACKPACK_____________    MMMMMMMMM    MR  A  SAMPLE    Online    DESIGNATION  (IF  ANY)  ADD  1     Go  to  www.envisionreports.com/TTI    ADD  2    or  scan  the  QR  code  —  login  details  are  located    ADD  3    in  the  shaded  bar  below.    ADD  4  ADD  5  ADD  6    Votes  submitted  electronically  must  be  received  by  11:59  p.m.,  Eastern  Time,  on  May  23,  2022.     StockholderMeetingNotice123456789012345 Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the  TETRA  Technologies,  Inc.  Stockholder  Meeting  to  be  Held  on  Tuesday,  May  24,  2022    Under  Securities  and  Exchange  Commission  rules,  you  are  receiving  this  notice  that  the  proxy  materials  for  the  annual  stockholders’  meeting  are  available  on  the  Internet.  Follow  the  instructions  below  to  view  the  materials  and  vote  online  or  request  a  copy.  The  items  to  be  voted  on  and  location  of  the  annual  meeting  are  on  the  reverse  side.  Your  vote  is  important!    This  communication  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet.  We  encourage  you  to  access  and  review  all  of  the  important  information  contained  in  the  proxy  materials  before  voting.  The  2022  proxy  statement  and  annual  report  to  stockholders  are  available  at:    www.envisionreports.com/TTI Easy  Online  Access  —  View  your  proxy  materials  and  vote.    Step  1:  Go  to  www.envisionreports.com/TTI.  Step  2:  Click  on  Cast  Your  Vote  or  Request  Materials.  Step  3:  Follow  the  instructions  on  the  screen  to  log  in.  Step  4:  Make  your  selections  as  instructed  on  each  screen  for  your  delivery  preferences.  Step  5:  Vote  your  shares.    When  you  go  online,  you  can  also  help  the  environment  by  consenting  to  receive  electronic  delivery  of  future  materials.     Obtaining  a  Copy  of  the  Proxy  Materials  –  If  you  want  to  receive  a  copy  of  the  proxy  materials,  you  must  request  one.  There  is  no  charge  to  you  for  requesting  a  copy.  Please  make  your  request  as  instructed  on  the  reverse  side  on  or  before  May  12,  2022  to  facilitate  timely  delivery.    2NOT  COY  +    03LP1B

Stockholder  Meeting  Notice    TETRA  Technologies,  Inc.’s  Annual  Meeting  of  Stockholders  will  be  held  on  Tuesday,  May  24,  2022,  at  the  TETRA  Technologies  Corporate  Headquarters  Building,  24955  Interstate  45  North,  The  Woodlands,  Texas,  at  11:00  a.m.  Local  Time.    Proposals  to  be  voted  on  at  the  meeting  are  listed  below  along  with  the  Board  of  Directors’  recommendations.    The  Board  of  Directors  recommends  a  vote  FOR  all  the  nominees  listed  in  Proposal  1,  FOR  Proposals  2  and  3,  and  makes  no  recommendation  on  Proposal  4.    1.  To  elect  seven  directors  to  serve  one-year  terms  ending  at  the  2023  Annual  Meeting  of  Stockholders,  or  until  their  successors  have  been  duly  elected  or  appointed.  Nominees:  01)  Mark  E.  Baldwin  02)  Thomas  R.  Bates,  Jr.  03)  John  F.  Glick  04)  Gina  A.  Luna  05)  Brady  M.  Murphy  06)  Sharon  B.  McGee  07)  Shawn  D.  Williams  2.  To  ratify  and  approve  the  appointment  of  Grant  Thornton  LLP  as  TETRA’s  independent  registered  public  accounting  firm  for  the  fiscal  year  ending  December  31,  2022.  3.  To  approve,  on  an  advisory  basis,  the  compensation  of  the  named  executive  officers  of  TETRA  Technologies,  Inc  4.  To  vote  on  a  stockholder  proposal  entitled,  “Proposal  4  –  Simple  Majority  Vote,”  if  properly  presented  at  the  meeting.  PLEASE  NOTE  –  YOU  CANNOT  VOTE  BY  RETURNING  THIS  NOTICE.  To  vote  your  shares  you  must  vote  online  or  request  a  paper  copy  of  the  proxy  materials  to  receive  a  proxy  card.  If  you  wish  to  attend  and  vote  at  the  meeting,  please  bring  this  notice  with  you.  You  may  obtain  directions  to  the  location  of  the  2022  annual  meeting  by  contacting  our  Investor  Relations  Department  at  281-367-1983  or  at  the  Investor  Relations  area  of  our  website  at  www.tetratec.com.     Here’s  how  to  order  a  copy  of  the  proxy  materials  and  select  delivery  preferences:  Current  and  future  delivery  requests  can  be  submitted  using  the  options  below.  If  you  request  an  email  copy,  you  will  receive  an  email  with  a  link  to  the  current  meeting  materials.  PLEASE  NOTE:  You  must  use  the  number  in  the  shaded  bar  on  the  reverse  side  when  requesting  a  copy  of  the  proxy  materials.    —  Internet  –  Go  to  www.envisionreports.com/TTI.  Click  Cast  Your  Vote  or  Request  Materials.  —  Phone  –  Call  us  free  of  charge  at  1-866-641-4276.  —  Email  –  Send  an  email  to  investorvote@computershare.com  with  “Proxy  Materials  TETRA  Technologies,  Inc.”  in  the  subject  line.  Include  your  full  name  and  address,  plus  the  number  located  in  the  shaded  bar  on  the  reverse  side,  and  state  that  you  want  a  paper  copy  of  the  meeting  materials.  To  facilitate  timely  delivery,  all  requests  for  a  paper  copy  of  proxy  materials  must  be  received  by  May  12,  2022.